                                                                    EXHIBIT 99.2

                     [LETTERHEAD OF TOY BIZ APPEARS HERE]


FOR IMMEDIATE RELEASE

          COURT APPROVES AMENDED BANKRUPTCY PLAN SUPPORTED BY
          ALL MAJOR PARTIES IN MARVEL'S BANKRUPTCY PROCEEDINGS

NEW YORK, JULY 31, 1998 - Toy Biz, Inc. (NYSE: TBZ) and Marvel Entertainment Group. Inc. (OTC Bulletin Board: MRVGQ) announced today that the United States District Court for the District of Delaware, which has been administering the Marvel Chapter 11 bankruptcy cases, has approved the modified plan of reorganization.

As previously announced by Toy Biz, Inc. and Marvel Entertainment Group, Inc. on July 30, 1998, the revised plan of reorganization provides for the combination of Toy Biz and Marvel by merging Marvel with a newly formed wholly-owned subsidiary of Toy Biz. In the merger, each outstanding share of Marvel common stock will be canceled. Outstanding shares of Toy Biz common stock will remain outstanding after the merger.

Consummation of the plan is subject to several conditions. Toy Biz expects that the consummation of the plan will occur in September, but there can be no assurance that the plan will be consummated, or that it will be consummated within that time period.

Toy Biz, Inc. designs, markets and distributes new and traditional toys in the boys, girls, preschool, activity and electronic toy categories featuring major entertainment and consumer brand name properties under agreements with Marvel, NASCAR, Sony, Disney, Gerber, Henson, MCA/Universal and Warner Bros.

Marvel Entertainment Group, Inc. is a leading youth entertainment company. Operations include publishing of comic books, trading cards, activity stickers and licensing of its characters for consumer products, media and advertising promotions .

TOY BIZ, INC:
------------
Forward-Looking Statements: Except for historical information contained herein, the statements in this news release regarding the Company's products, licensing relationships and growth plans are forward-looking statements that are dependent upon certain risks and uncertainties, including those relating to the outcome of the Marvel bankruptcy, the level of media exposure or the popularity of the Company's characters and trademarks, consumer acceptance of the Company's new product introductions, the Company's dependence on Chinese manufacturers, U.S. trade relations with China, changing consumer preferences, production delays or shortfalls and general economic conditions. Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10K and Quarterly Reports on Form 10Q.

                                    (more)

MARVEL ENTERTAINMENT GROUP, INC.:
--------------------------------

Statements in this news release and in Form 10-Q for the quarter ended March
31, 1998, Form 10 K and amendments thereto for the year ended December 31, 1997, Form 8Ks, and other filings such as "intend", "estimated", "believe", "expect", "anticipate" and similar expressions which are not historical are forward-looking statements that involve risks and uncertainties. Such statements include, without limitation, the Company's expectation as to future financial performance. In addition to factors that may be described in the Company's Securities and Exchange Commission filings, including this filing, the following factors, among others, could cause the Company's financial performance to differ materially from that expressed in any forward-looking statements made by, or on behalf of, the Company: (i) the ability of the Debtor Companies to successfully reorganize in bankruptcy and the timing and outcome of such bankruptcy proceedings and the resolution of the Company's dispute with Toy Biz; (ii) the ability of the Company to obtain an additional or new debtor loan or other financing; (iii) continued weakness in the comic book market which cannot be overcome by the Company's new editorial, production and distribution initiatives in comic publishing; (iv) continued general weakness in the trading card and children's activity sticker market; (v) the effectiveness of the Company's changes to its trading card and publishing distribution; (vi) a decrease in the level of media exposure or popularity of the Company's characters resulting in declining revenues based on such characters; (vii) the lack of continued commercial success of properties owned by major licensors which have granted the Company licenses for its sports and entertainment trading card and sticker businesses; (vii) unanticipated costs or delays in completing projects associated with the Company's new ventures including media, interactive software and on-line services and theme restaurants; or (ix) the ability of the Company to make its information systems year 2000 compliant.

                                      ###

CONTACT:

TOY BIZ, INC. SHAREHOLDERS:                MARVEL SHAREHOLDERS:
--------------------------                 -------------------

GREGORY PETTIT                             BRUCE BERMAN OR AL HOROWITZ
SHANDWICK                                  BRODY BERMAN ASSOCIATES
212/591.9772                               212/490.0090